SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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HOPFED BANCORP, INC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HOPFED BANCORP, INC.

2700 Fort Campbell Boulevard

Hopkinsville, Kentucky 42240

April 19, 2004

Dear Stockholder:

We invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of HopFed Bancorp, Inc. (the “Company”) to be held at the main office of Hopkinsville-Christian County Conference and Convention Center, 303 Conference Center Drive, Hopkinsville, Kentucky on Wednesday, May 19, 2004 at 3:00 p.m., local time.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

As an integral part of the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company as well as representatives of Rayburn, Betts & Bates, P.C., the Company’s independent auditors, will be present to respond to any questions that our stockholders may have. Detailed information concerning our activities and operating performance is contained in our Annual Report which also is enclosed.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,

/s/ John E. Peck

John E. Peck
President and Chief Executive Officer

HOPFED BANCORP, INC.

2700 Fort Campbell Boulevard

Hopkinsville, Kentucky 42240

(270) 885-1171

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 19, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of HopFed Bancorp, Inc. (the “Company”) will be held at the Hopkinsville-Christian County Conference and Convention Center, 303 Conference Center Drive, Hopkinsville, Kentucky on Wednesday, May 19, 2004 at 3:00 p.m., local time.

The Annual Meeting is for the following purposes, which are more completely described in the accompanying Proxy Statement:

1. The election of three directors of the Company.

2. The approval of the HopFed Bancorp, Inc. 2004 Long-Term Incentive Plan.

3. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting or any adjournments thereof. Stockholders of record at the close of business on March 31, 2004, are the stockholders entitled to vote at the Annual Meeting and any adjournment thereof.

You are requested to fill in and sign the enclosed proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ BOYD M. CLARK

BOYD M. CLARK
SECRETARY

Hopkinsville, Kentucky

April 19, 2004

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

HOPFED BANCORP, INC.

2700 Fort Campbell Boulevard

Hopkinsville, Kentucky 42240

(270) 885-1171

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD

May 19, 2004

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HopFed Bancorp, Inc. (the “Company”) for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at Hopkinsville-Christian County Conference and Convention Center, 303 Conference Center Drive, Hopkinsville, Kentucky on Wednesday, May 19, 2004, at 3:00 p.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement, together with the enclosed form of proxy, are first being mailed to stockholders on or about April 19, 2004.

VOTING AND REVOCATION OF PROXIES

Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Properly executed but unmarked proxies will be voted FOR Proposal I to elect three nominees of the Nominating and Corporate Governance Committee of the Board of Directors as directors of the Company and FOR Proposal II to approve the HopFed Bancorp, Inc. 2004 Long-Term Incentive Plan. If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxies will vote the shares represented thereby on such matters as determined by a majority of the Board of Directors. The proxies solicited by the Board of Directors confer discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company in accordance with the Certificate of Incorporation and Bylaws. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted (“broker non-votes”) will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

Stockholders who execute the form of proxy enclosed herewith retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company or by the filing of a properly executed, later-dated proxy. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting alone will not revoke such stockholder’s proxy.

The Company has retained Corporate Communications, Inc. to aid in the solicitation of proxies and to verify certain records related to the solicitation of proxies at a fee of $3,500, plus reimbursement of normal expenses.

VOTING SECURITIES

The securities which can be voted at the Annual Meeting consist of shares of the Company’s common stock, $.01 par value per share (the “Common Stock”). Stockholders of record as of the close of business on March 31, 2004 (the “Record Date”) are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 3,630,396 shares of the Common Stock were issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

Persons and groups owning in excess of 5% of Common Stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of the Record Date, management was not aware of any person who beneficially owned more than 5% of the outstanding shares of Common Stock.

PROPOSAL I—ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, the members of each class to serve for a term of three years and until their successors are elected and qualified. The Nominating and Corporate Governance Committee of the Board of Directors has nominated WD Kelley, Thomas I. Miller and Walton G. Ezell to serve for a three-year term or until their successors are elected and qualified. Delaware law provides that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors.

It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominee. Stockholders are not entitled to cumulate their votes for the election of directors. If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute director as the Nominating and Corporate Governance Committee of the Board of Directors may recommend, or the Board of Directors may reduce the number of directors to eliminate the vacancy.

The following table sets forth for the nominees and for each director and named executive officer such person’s name, age, the year such person first became a director, and the number of shares and percentage of Common Stock beneficially owned.

The Board of Directors recommends a vote “FOR” the nominees named below as directors of the Company.

NAME	AGE(1)	YEAR FIRST ELECTED DIRECTOR (2)	PRESENT TERM TO EXPIRE	SHARES OF COMMON STOCK BENEFICIALLY OWNED (3)		PERCENT OF CLASS

BOARD NOMINEES FOR TERM TO EXPIRE IN 2007

WD Kelley	83	1972	2004	52,464		1.4%

Thomas I. Miller	59	2001	2004	2,844		*

Walton G. Ezell	68	1965	2004	56,532		1.5%

DIRECTORS CONTINUING IN OFFICE

Boyd M. Clark	58	1990	2005	84,078		2.0%

Harry J. Dempsey	46	1999	2005	40,000		1.1%

Gilbert E. Lee	60	1999	2005	41,519		1.1%

Kerry B. Harvey	46	2001	2006	10,000		*

John E. Peck	39	2000	2006	37,930	(4)	1.0%

Other Named Executive Officer

Michael L. Woolfolk	50	—	—	13,600	(5)	*

All Executive Officers and Directors as a Group (10 persons)				371,005	(6)	10.2%

*	Less than 1% of the outstanding Common Stock.
(1)	At December 31, 2003.
(2)	Includes term of office as director of the Bank prior to the conversion of the Bank to a stock savings bank as a wholly owned subsidiary of the Company on February 6, 1998 (the “Conversion”). Each director of the Company is also a director of the Bank.
(3)	At the Record Date. In accordance with Rule 13d-3 under the Exchange Act, a person is considered to “beneficially own” any shares of Common Stock (a) over which he has or shares voting or investment power, or (b) as to which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, “voting power” is the power to vote or direct the vote of shares, and “investment power” is the power to dispose or direct the disposition of shares. Includes shares owned directly by the named individuals, shares held by their spouses, minor children and trusts over which they have or share voting or investment power. Does not include shares held or beneficially owned by other relatives as to which the named individuals disclaim beneficial ownership. Also includes options to purchase Common Stock which are exercisable within 60 days of the Record Date. See “—Directors’ Compensation—1999 Stock Option Plan.”
(4)	Includes options to purchase 35,000 shares of Common Stock which are exercisable within 60 days of the Record Date. Excludes options to purchase 15,000 shares of Common Stock which are not exercisable within 60 days of the Record Date. Such options would become fully exercisable upon a change in control of the Company as defined in the Company’s option plans.
(5)	Includes options to purchase 10,000 shares of Common Stock which are exercisable within 60 days of the Record Date. Excludes options to purchase 10,000 shares of Common Stock which are not exercisable within 60 days of the Record Date. Such options would become fully exercisable upon a change in control of the Company as defined in the Company’s option plans.
(6)	Includes options to purchase 55,000 shares of Common Stock which are exercisable within 60 days of the Record Date. Excludes options to purchase 35,000 shares which are not excercisable within 60 days of the Record Date. Such options would become fully exerciseable upon a change in control of the Company as defined in the option plans.

Listed below is certain information about the principal occupations of the Board nominees and the other directors of the Company. Unless otherwise noted, all such persons have held these positions for at least five years.

WD Kelley. Prior to his retirement in 1980, Mr. Kelley served as Superintendent of Schools for Christian County, Kentucky. Mr. Kelley currently serves as Chairman of the Board of Directors of the Bank, a position he has held since 1995. He also serves as Chairman of the Board of Directors of the Company.

Thomas I. Miller, PHD, CPA. Dr. Miller has served as a professor of accounting at Murray State University in Murray, Kentucky for 33 years. Since 1980, Dr. Miller has also been a partner in the independent accounting firm of Miller and Wilson in Murray, Kentucky.

Walton G. Ezell. Mr. Ezell is a self-employed farmer engaged in the production of grain in Christian County, Kentucky.

Boyd M. Clark. Mr. Clark has served as Senior Vice President—Loan Administrator of the Bank since 1995. Prior to his current position, Mr. Clark served as First Vice President of the Bank. He has been an employee of the Bank since 1973. Mr. Clark also serves as Vice President and Secretary of the Company. From May-July 2000, Mr. Clark served as Acting President of both the Company and the Bank.

Harry J. Dempsey. Dr. Dempsey has served as an anesthesiologist with Christian County Anesthesia in Hopkinsville, Kentucky, since 1985.

Gilbert E. Lee. Mr. Lee is co-owner of C&L Rentals, LLC, a residential and commercial real estate rental company.

Kerry B. Harvey. Mr. Harvey is a partner in the law firm of Owen, Harvey and Carter.

John E. Peck. Mr. Peck has served as President and Chief Executive Officer of both the Company and the Bank since July 2000. Prior to that, Mr. Peck was President and Chief Executive Officer of United Commonwealth Bank and President of Firstar Bank-Calloway County.

Corporate Governance and Other Matters

Board of Director and Stockholder Meetings. The Board of Directors met 12 times during the fiscal year ended December 31, 2003. All directors attended at least 75% of the Board of Directors meetings and assigned committee meetings in 2003. While the Company encourages all members of the Board of Directors to attend annual meetings, there is no formal policy as to their attendance. Beginning after this Annual Meeting, directors will be expected to be present at stockholder meetings. A majority of the members of the Board of Directors attended the 2003 Annual Meeting of Stockholders.

Board of Director Independence. Each year, the Board of Directors reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASDAQ rules and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be “independent directors.” The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ relationships with the Company and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which the Company’s Board members are directors or executive officers. After evaluating these factors, the Board of Directors has determined that Messrs. Kelley, Miller, Ezell, Dempsey, Lee and Harvey, are independent directors of the Company within the meaning of applicable Nasdaq rules.

Independent members of the Board of Directors of the Company meet in executive session without management present, and are scheduled to do so at least two times per year.

Stockholder Communications. Stockholders may communicate directly with members of the Board of Directors or the individual chairman of standing Board of Directors committees by writing directly to those individuals at the following address: 2700 Fort Campbell Boulevard, Hopkinsville, Kentucky 42240. The Company’s general policy is to forward, and not to intentionally screen, any mail received at the Company’s corporate office that is sent directly to an individual, unless the Company believes the communication may pose a security risk.

Code of Ethics. The Board of Directors has adopted a Code of Ethics that applies to all officers, other employees and directors. A link to the Code of Ethics is on the Investor Relations portion of the Company’s website at: http://www.bankwithheritage.com.

Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Personnel and Compensation Committee, and Nominating and Corporate Governance Committee. The Board of Directors has determined that all of the directors who serve on these committees are independent within the meaning of applicable Securities and Exchange Commission (“SEC”) and Nasdaq rules.

The Board of Directors has adopted a charter for each of the three standing committees. Links to these committee charters are on the Investor Relations portion of the Company’s website at: http://www.bankwithheritage.com.

Audit Committee. The members of the Audit Committee are Dr. Dempsey, who serves as the chairman, Mr. Kelley and Dr. Miller. Each of the members of the committee is independent within the meaning of applicable Nasdaq rules. The Board of Directors has determined that Dr. Miller is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

The Audit Committee has oversight responsibility for the quality and integrity of the Company’s financial statements. The committee meets privately with the independent auditors, has the sole authority to retain and dismiss the independent auditors and reviews their performance and independence from management. The independent auditors have unrestricted access and report directly to the committee. The Audit Committee met four times during 2003. The primary functions of the Audit Committee are to oversee: (i) the audit of the financial statements of the Company provided to the SEC, the shareholders and the general public; (ii) the Company’s internal financial and accounting processes; and (iii) the independent audit process. Additionally, the Audit Committee has responsibilities relating to: (i) registered public accounting firms; (ii) complaints relating to accounting, internal accounting controls or auditing matters; (iii) authority to engage advisors; and (iv) funding as determined by the audit committee. These and other aspects of the Audit Committee’s authority are more particularly described in the Audit Committee Charter adopted by the Board of Directors, attached hereto as Appendix A, and available on the Investor Relations portion of the Company’s website at: http://www.bankwithheritage.com.

The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to the Company by its independent auditor. The policy requires that all services to be provided by the independent auditor, including audit services and permitted audit-related and non-audit services, must be pre-approved by the Audit Committee. The Audit Committee approved all audit and non-audit services provided during 2003.

Compensation Committee. The members of the Personnel and Compensation Committee are Messrs. Lee, Ezell and Miller, each of whom is a non-employee director and is also independent within the meaning of Nasdaq Rules. The Compensation Committee met three times during 2003. The functions of the Personnel and Compensation Committee include making recommendations to the Board of Directors concerning compensation, including incentive compensation, of the executive officers. The Personnel and Compensation Committee also administers the stock option plans.

Nominating and Corporate Governance Committee. The independent members of the Board of Directors serve as the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for evaluating and recommending individuals for election or re-election to the Board of Directors, including those recommendations submitted by stockholders, the evaluation of the performance of the Board of Directors and its committees, and the evaluation and recommendation of corporate governance policies.

In 2003, the full Board of Directors held one meeting in its capacity as a Nominating Committee for selecting management nominees for election as directors. In 2004, the Nominating Committee was renamed and reconstituted as a fully independent Nominating and Corporate Governance Committee.

It is a policy of the Nominating and Corporate Governance Committee that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment and have skills and expertise appropriate for the Company and serving the long-term interests of the Company’s shareholders. The committee’s process for identifying and evaluating nominees is as follows: (1) in the case of incumbent directors whose terms of office are set to expire, the committee reviews such directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and any related party transactions with the Company during the applicable time period (incumbent directors whose terms are to expire do not participate in such review); and (2) in the case of new director candidates, the committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The committee meets to discuss and consider such candidates’ qualifications, including whether the nominee is independent within the meaning of Nasdaq rules, and then selects a candidate for recommendation to the Board of Directors by majority vote. In seeking potential nominees, the Nominating and Corporate Governance Committee uses its and management’s network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, nor has the committee rejected a timely director nominee from a stockholder(s) holding more than 5% of the Company’s voting stock.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, provided the stockholders follow the procedures set forth in the Company’s Certificate of Incorporation. The committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a stockholder or otherwise.

The Company’s Certificate of Incorporation provides that, to be timely, a stockholder’s notice of nomination must be delivered or mailed to the Secretary of the Company not less than 30 days nor more than 60 days prior to an annual meeting; provided, however, that in the event that less than 40 days’ notice of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be not later than close of business on the 10th day following the date on which notice is mailed. A stockholder’s notice of nomination must also set forth as to each person who the stockholder proposes to nominate for election as a director, (a) the name, age, business address and, if known, residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the Company which are beneficially owned by such person, and (d) any other information reasonably requested by the Company. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. Stockholder nominations may be proposed by any shareholder eligible to vote at an annual meeting, provided the notice is timely and complies with the informational requirements of the Certificate of Incorporation. To be timely under the Certificate of Incorporation, nominations by any stockholder eligible to vote at the Annual Meeting must be received by the Company on or before March 31, 2004.

The Nominating and Corporate Governance Committee may reject any nomination by a stockholder not made in accordance with the requirements of the Company’s Certificate of Incorporation. Notwithstanding the foregoing procedures, if neither the Board of Directors nor such committee makes a determination as to the validity of any nominations by a shareholder, the chairman of the annual meeting shall, if the facts warrant, determine at the annual meeting whether the nomination was made in accordance with the terms of the Certificate of Incorporation.

Executive Committees. The Board of Directors of each of the Company and the Bank has established an Executive Committee which, when the Board of the Company or the Bank is not in session, may exercise all of the authority of the Board except to the extent that such authority is limited by law or Board resolution. Members of the Executive Committee of each of the Company and the Bank are Messrs. Kelley, Peck and Ezell. During 2003, the Executive Committee of the Company and the Bank conducted two and three meetings, respectively.

Executive Compensation

Directors and officers do not receive separate compensation directly from the Company. All compensation is paid by the Bank. The following table sets forth a summary of certain information concerning the compensation paid for services rendered in all capacities during the years ended December 31, 2003, 2002 and 2001 to the President and Chief Executive Officer and Chief Operating Officer. No other executive officer of the Company earned salary and bonus in the year ended December 31, 2003 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

SUMMARY COMPENSATION TABLE

Long-Term Compensation
		Annual Compensation					Awards				Payouts
Name and Principal Position	Year	Salary	Bonus		Other Annual Compensation (1)		Restricted Stock Award(s)		Securities Underlying Options/SARs(#)		LTIP Payouts		All Other Compensation(2)
John E. Peck President and Chief Executive Officer of the Company and the Bank	2003 2002 2001	$142,978 125,480 119,413	$	— 25,000 —	$	— — —	$	— — —	$	— — 10,000	$	— — —	$11,949 11,638 —

Michael L. Woolfolk Chief Operating Officer of the Company and the Bank	2003 2002 2001	$114,686 82,683 68,843	$	— — —	$	— — —	$	— — —	$	— — 20,000	$	— — —	$9,688 7,133 —

(1)	Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officers in the year ended December 31, 2003 did not exceed 10% of each executive officer’s salary and bonus.
(2)	Represents the Bank’s contribution to the 401(k) plan on behalf of the named executive officer.

Directors’ Compensation

Fees. The members of the Board of Directors of the Company currently do not receive fees in their capacity as such. The Bank’s non-employee directors receive a fee of $550 per meeting attended, plus all non-employee directors receive a retainer of $250 per month. The Chairman of the Board receives a fee of $650 per meeting attended. Non-employee directors of the Bank also receive a fee of $275 per committee meeting attended. During the year ended December 31, 2003, the Bank’s non-employee directors’ fees totaled $74,175.

1999 Stock Option Plan. Pursuant to the 1999 Stock Option Plan which was approved at the 1999 Annual Meeting of Stockholders, directors and employees of the Company and the Bank are eligible to receive options to acquire shares of Common Stock and stock appreciation rights. Upon stockholders’ approval, each director of the Company (other than Messrs. Dempsey, Lee, Harvey, Peck and Miller who were subsequently elected to the Board of Directors) received an option to acquire shares of Common Stock. As a result of the Company’s return of capital distribution in 1999, the exercise price and the number of shares subject to stock options were adjusted pursuant to the 1999 Stock Option Plan in a manner dictated under federal tax regulations applicable to the qualification of incentive stock options for continued tax-favored treatment and to preserve favorable accounting treatment under generally accepted accounting principles. As of the Record Date, no stock options granted under the 1999 Stock Option Plan had been exercised and no stock appreciation rights had been granted. As of the Record Date, non-employee directors Kelley and Ezell each held an option under the 1999 Stock Option Plan for 24,023 shares of Common Stock, and Mr. Clark held an option under the 1999 Stock Option Plan for 57,656 shares. The exercise price of all such options is $17.42 per share. As of Record Date all such options were exercisable. In addition, as of the Record Date, Mr. Peck held options under the 1999 Stock Option Plan and the 2000 Stock Option Plan for 35,000 shares which were exercisable. As of the Record Date, the fair market value of the Common Stock was $17.25 per share.

Year End Option Values

The following table sets forth information concerning the value of options held by the named executive officer at the end of fiscal year 2003. No options were granted to or exercised by the named executive officer during the fiscal year.

	Number of Securities Underlying Unexercised Options at Fiscal Year End	Value of Unexercised In-the-Money Options at Fiscal Year End ($)
Name	Exercisable/Unexercisable (Number of Shares)	Exercisable/ Unexercisable
John E. Peck	35,000 / 15,000	$241,750 /$ 96,950	(1)
Michael L. Woolfolk	20,000 / 20,000	$49,100 /$ 49,100	(2)

(1)	Difference between the fair market value of underlying Common Stock ($17.24 per share) and the exercise price ($10.00 per share as to options for 40,000 shares and $12.33 per share as to options for 10,000 shares) at fiscal year end. An option is in-the-money if the fair market value of the underlying security exceeds the exercise price of the option.
(2)	Difference between the fair market value of underlying Common Stock ($17.24 per share) and the exercise price ($12.33 per share as to options for 20,000 shares) at fiscal year end. An option is in-the-money if the fair market value of the underlying security exceeds the exercise price of the option

Equity Compensation Plans

The following table provides information as of December 31, 2003 with respect to the shares of Common Stock that may be issued under the Company’s existing equity compensation plans.

Plan Category	Number of Securities to be issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (3)
Equity Compensation Plans Approved by Stockholders(1)	213,752	$15.99	316,723
Equity Compensation Plans Not Approved by Stockholders(2)	40,000	$10.00	—

Total	402,309	$15.05	316,723

(1)	Consists of the 1999 Stock Option Plan.
(2)	Consists of the 2000 Stock Option Plan which was adopted by the Board of Directors in connection with the employment of John E. Peck as President and Chief Executive Officer of the Company and the Bank. Pursuant to such Plan and his employment agreement, Mr. Peck was granted options to purchase 40,000 shares of Common Stock at an exercise price of $10.00 per share.
(3)	Includes shares available for future issuance under the 1999 Stock Option Plan. In addition, any shares of Common Stock subject to an option which remains unissued after the cancellation, expiration or exchange of such option shall again become available for grant under the 1999 Stock Option Plan. There will be no further grants of options under the 2000 Stock Option Plan.

Certain	Benefit Plans and Agreements

401(k) Plan. The Bank maintains the Heritage Bank 401(k) plan for the benefit of employees who are 21 years of age and have completed one year of service to the Bank. The benefits contributed by the Bank are discretionary and are determined by the Board of Directors annually. In 2003, the Bank contributed on behalf of each participating eligible employee a sum equal to 4% of the employee’s annual salary without regards to the employee’s level of personal contribution to the 401(k) plan. The Bank also contributed on behalf of each participating employee an additional amount equal to the employee’s annual 401(k) contribution. In 2003, the Bank’s total pension plan expense related to the 401(k) plan was $208,000.

Employment Agreements. The Company and the Bank have entered into separate employment agreements (the “Employment Agreements”) with John E. Peck, President and Chief Executive Officer of the Company and the Bank and Michael L. Woolfolk, Executive Vice President and Chief Operating Officer of the Company and the Bank. The Board of Directors of each of the Company and the Bank believe that the Employment Agreements assure fair treatment of Mr. Peck and Mr. Woolfolk in their careers with the Company and the Bank by affording them some financial security.

The Employment Agreements for Mr. Peck became effective May 31, 2000, each for a term of three years and with an annual base salary of $116,500 from July 3, 2000 through July 3, 2001, $122,325 through July 3, 2002 and $128,442 through July 3, 2003 and $180,000 through July 3, 2004. The Employment Agreements for Mr. Woolfolk became effective July 1, 2002, each for a term of three years and with an annual base salary of $100,000 from July 1, 2002 through June 30, 2003 and $140,000 from July 1, 2003 through June 30, 2004. As of the anniversary date of each of the Employment Agreements, the term the Employment Agreement may be extended for as additional one-year period if the Board determines that the performance of Mr. Peck and Mr. Woolfolk has met the Board’s requirements and standards. The Employment Agreements provide Mr. Peck and Mr. Woolfolk with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. Each of the Employment Agreements shall terminate upon the death of Mr. Peck and Mr. Woolfolk and may terminate upon the disability of Mr. Peck and Mr. Woolfolk. The Employment Agreement with the Bank is terminable by the Bank for “just cause” (as defined in the Employment Agreement). In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates Mr. Peck or Mr. Woolfolk without just cause, Mr. Peck and Mr. Woolfolk will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreement and, at their election, either continued participation in benefit plans which Mr. Peck and Mr. Woolfolk would have been eligible to participate in through the Employment Agreements’ expiration date or the cash equivalent thereof. If the Employment Agreements are terminated due to Mr. Peck’s or Mr. Woolfolk’s “disability” (as defined in the Employment Agreements), Mr. Peck and Mr. Woolfolk will be entitled to a continuation of salary and benefits through the date of such termination, including any period prior to the establishment of disability. In the event of the death of Mr. Peck or Mr. Woolfolk during the term of the Employment Agreements, his estate will be entitled to receive his salary through the last day of the calendar month in which death occurred. Mr. Peck and Mr. Woolfolk are able to voluntarily terminate his Employment Agreements by providing 60 days’ prior written notice to the Boards of Directors of the Bank and the Company, in which case Mr. Peck and Mr. Woolfolk are entitled to receive only compensation, vested rights and benefits accrued up to the date of termination.

In the event of the involuntary termination of employment of Mr. Peck or Mr. Woolfolk other than for “just cause” within 12 months after a change in control of the Company or the Bank which has not been approved in advance by a two-thirds vote of the full Board of Directors of each of the Company and the Bank, Mr. Peck and Mr. Woolfolk will be paid, subject to any federal regulatory limitations, within 10 days of such termination an amount equal to the difference between (i) 2.99 times his “base amount,” as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that Mr. Peck receives on account of the change in control. The term “change in control” is defined in the Employment Agreements to mean (i) a change in the ownership, holding or power to vote more than 25% of the Bank’s or Company’s voting stock, (ii) a change in the ownership or possession of the ability to control the election of a majority of the Bank’s or Company’s directors, or (iii) a change in the ownership or possession of the ability to exercise a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a “group” within the meaning of Section 13(d) of the Exchange Act. The aggregate payment that would be made to Mr. Peck assuming his termination of employment under the foregoing circumstances at December 31, 2003 would have been approximately $ 429,000. The aggregate payment that would be made to Mr. Woolfolk assuming his termination of employment under the foregoing circumstances at December 31, 2003 would have been approximately $ 319,000. These provisions may have an anti-takeover effect by making it more expensive for a potential acquirer to obtain control of the Company. In the event that Mr. Peck or Mr. Woolfolk prevails over the Company and the Bank, or obtains a written settlement, in a legal dispute as to the Employment Agreements, Mr. Peck and Mr. Woolfolk will be reimbursed for his legal and other expenses.

Transactions with Management

The Bank offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank’s loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. No loans to directors and officers have terms more favorable than might be otherwise offered to customers.

Kerry B. Harvey, a director of the Company and the Bank, is a partner in the firm of Owen, Harvey and Carter, which renders legal services to the Company and the Bank.

Report of the Audit Committee

In accordance with its written charter, as adopted by the Board of Directors, the Audit Committee (the “Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During the fiscal year ended December 31, 2003, the Committee met four times, and the Committee discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer and independent auditors prior to the public release.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Committee reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

The Committee reviewed and discussed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended, and with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

The Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements, and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Committee intends to reappointment the independent auditors.

Harry J. Dempsey, Chairman
WD Kelley
Thomas I. Miller

Report of the Personnel and Compensation Committee

As members of the Personnel and Compensation Committee (the “Compensation Committee”) of the Bank, it is our duty to review compensation policies applicable to executive officers; to consider the relationship of corporate performance to that compensation; to recommend salary and bonus levels for executive officers for consideration by the Board of Directors of the Bank; and to administer various incentive plans of the Company and the Bank.

Overview. Under the compensation policies of the Bank, which are endorsed by the Compensation Committee, compensation is paid based both on the executive officer’s performance and the performance of the entire Company. In assessing the performance of the Company and the Bank for purposes of compensation decisions, the Compensation Committee considers a number of factors, including profits of the Company and the Bank during the past year relative to their profit plans, changes in the value of the Company’s stock, reports of federal regulatory examinations of the Company and the Bank, growth, business plans for future periods, and regulatory capital levels. The Compensation Committee assesses individual executive performance based upon its determination of the officer’s contributions to the performance of the Company and the Bank and the accomplishment of the Company’s and the Bank’s strategic goals, such as loan growth, deposit growth, expense control and net income. In assessing performance, the members of the Compensation Committee did not make use of a mechanical weighting formula or use specific performance targets, but instead weighed the described factors as they deemed appropriate in the total circumstances.

Base Salary. The 2003 salary levels of the Bank’s senior officers were established in 2002 consistent with this compensation policy. In its review of base compensation, the Compensation Committee determined that the performance of Mr. Peck in managing the Company and the Bank was satisfactory, based upon the 2002 financial performance of the Bank, including the growth in assets, income, and capitalization during 2002; the results of confidential regulatory examinations; his involvement in community affairs in the communities served by the Bank; the Company’s planned levels of financial performance for 2003; and a general level of satisfaction with the management of the Company and the Bank. Based upon the results of this review, the salary of Mr. Peck was established at $180,000 year for 2003, which represented a 40.1% increase over his 2002 base salary.

Mr. Peck was employed as President and Chief Executive Officer of each of the Company and the Bank effective May 5, 2000. Mr. Peck’s annual base salary was established at the rate of $116,500 through July 3, 2001, $122,325 through July 3, 2002 and $128,442 through July 3, 2003, and $180,000 through July 3, 2004. The Board of Directors shall review, not less often than annually, the rate of Mr. Peck’s base salary, and in its sole discretion may decide to increase his base salary.

No member of the Compensation Committee is a former or current officer of the Company or the Bank.

Gilbert E. Lee, Chairman

Walton G. Ezell

Thomas I. Miller

Stock Performance Comparisons

The following graph, which was prepared by SNL Financial LC (“SNL”), shows the cumulative total return on the Common Stock of the Company since the Conversion, compared with (1) the NASDAQ Total Return Index, comprised of all U.S. Companies quoted on NASDAQ, (2) the SNL Midwest Thrift Index, comprised of publicly traded thrifts and thrift holding companies operating in the Midwestern United States. Cumulative total return on the Common Stock or the index equals the total increase in value since December 31, 1998 assuming reinvestment of all dividends paid into the Common Stock or the index, respectively. The graph was prepared assuming that $100 was invested on December 31, 1998 in the Common Stock, and the securities included in the indexes.

CUMULATIVE TOTAL STOCKHOLDER RETURN

COMPARED WITH PERFORMANCE OF SELECTED INDEXES

December 31, 1998 through December 31, 2003

	Period Ending
Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
HopFed Bancorp, Inc.	100.00	115.87	84.68	93.79	108.81	145.56
NASDAQ - Total US	100.00	185.95	113.19	89.65	61.67	92.90
SNL Midwest Thrift Index	100.00	83.13	112.12	128.94	166.22	230.93

Source : SNL Financial LC, Charlottesville, VA                 © 2004

The stock price information shown above is not necessarily indicative of future price performance. Information used was obtained by SNL from sources believed to be reliable. The Company is not responsible for any errors or omissions in such information.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that during the year ended December 31, 2003, all such filing requirements were complied with, except that a report on Form 4 for the purchase of 681 shares made by Kerry Harvey on May 23, 2003 being reported on May 28, 2003.

INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Exchange Act that may incorporate future filings (including this proxy statement, in whole or in part), the preceding Report of the Audit Committee, Report of the Personnel and Compensation Committee and the stock price Performance Graph shall not be incorporated by reference in any such filings.

INDEPENDENT AUDITORS

Rayburn, Betts & Bates, P.C. served as the Company’s independent auditors for the year ended December 31, 2003. The Audit Committee presently intends to renew the Company’s arrangement with Rayburn, Betts & Bates, P.C. to serve as the Company’s independent auditors for the fiscal year ending December 31, 2004. A representative of Rayburn, Betts & Bates, P.C. is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if he so desires.

Audit Fees and Other Matters

Rayburn, Betts & Bates, P.C. provided audit services to the Company consisting of the annual audit of the Company’s 2002 and 2003 consolidated financial statements contained in the Company’s Annual Reports on Form 10-K and reviews of the financial statements contained in the Company’s Quarterly Reports on Form 10-Q for 2002 and 2003.

(See Enclosure)

Fee Category	Fiscal Year 2003	% of Total	Fiscal Year 2002	% of Total
Audit Fees	$85,700	82.6%	$79,669	68.1%
Audit-Related Fees	$7,000	6.7%	$27,268	23.3%
Tax Fees	$11,100	10.7%	$10,000	8.6%
All Other Fees	$—	—%	$—	—%

Total Fees	$103,800	100.0%	$116,937	100.0%

The Audit Committee has approved all services provided by Rayburn, Betts & Bates, P.C. during 2003. Additional details describing the services provided in the categories in the above table are as follows:

Rayburn, Betts & Bates, P.C. did not provide any services related to the financial information systems design and implementation of the Company during 2002 and 2003.

Audit Fees. These are fees related to professional services rendered in connection with the audit of the Company’s annual financial statements, reviews of the financial statements included in each of the Company’s Quarterly Reports on Form 10-Q, and accounting consultations that relate to the audited financial statements and are necessary to comply with auditing standards generally accepted in the United States of America.

Audit-Related Fees. These fees include a review of accounting standards, the collateral opinion audit for the Company’s borrowings with the Federal Home Loan Bank and for 2002, audit of the financial statements for the Company’s Fulton, Kentucky acquisition.

Tax Fees. These are fees billed for professional services related to the completion of federal and state tax return preparation, state tax research and state tax planning strategies.

Pre-approval Policy

The Audit Committee is authorized to pre-approve all audit and permissible non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. For 2003, pre-approved non-audit services included only those services described above for “Audit-Related Fees,” “Tax Fees” and “All Other Fees.”

PROPOSAL II—HOPFED BANCORP, INC. 2004 LONG-TERM INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the HopFed Bancorp, Inc. 2004 Long-Term Incentive Plan (the “LTIP”) and is proposing that the LTIP be approved at the Annual Meeting to enable the Company to design appropriate awards and incentives, although the amount and nature of the proposed awards under the LTIP have not yet been determined.

If the LTIP is approved, 200,000 shares of Common Stock (the “Shares”), which represents 5.5% of the outstanding shares of the Company (subject to adjustment as provided for in the LTIP), will initially be available for issuance under the LTIP pursuant to a variety of awards, including options, share appreciation rights (sometimes referred to as “SARs”), restricted shares, restricted share units, deferred share units, and performance-based awards. If the LTIP is approved by the stockholders, the Board intends to cause the Shares that will become available for issuance to be registered under the Securities Act of 1933 on a Form S-8 registration statement to be filed with the SEC at the Company’s expense.

The following briefly summarizes the Company’s current share-based incentive plans and the impact that this proposal will have on such plans if the LTIP is approved by the stockholders at the Annual Meeting.

The Company currently maintains two share-based incentive plans: the 1999 Stock Option Plan and the 2000 Stock Option Plan. As of March 31, 2004, there were 148,557 shares of Common Stock subject to outstanding and unexercised options granted pursuant to the 1999 Stock Option Plan, and 40,000 shares subject to fully-vested, outstanding and unexercised options granted pursuant to the 2000 Stock Option Plan. Adoption of the LTIP will not affect these awards, and the 1999 Stock Option Plan and the 2000 Stock Option Plan will remain in effect.

The Board of Directors unanimously recommends that the Company’s stockholders vote for approval of the HopFed Bancorp, Inc. 2004 Long-Term Incentive Plan. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting and voting on the proposal is required for approval of this proposal.

Summary of the LTIP

The LTIP is attached hereto as Appendix B to this Proxy Statement and is summarized below. The following summary is not intended to be complete and reference should be made to Appendix B for a complete statement of the terms and provisions of the LTIP. Capitalized terms used in this summary and not otherwise defined will have the meanings ascribed to such terms in the LTIP.

Purpose

The purpose of the LTIP is to attract, retain and motivate select employees, officers, directors, advisors, and consultants of the Company and its affiliates (referred to collectively as “Eligible Persons”) and to provide incentives and rewards for superior performance.

Shares Subject to the LTIP

The LTIP provides that no more than 200,000 Shares may be issued pursuant to Awards under the LTIP. These Shares shall be authorized but unissued shares. The number of Shares available for Awards, as well as the terms of outstanding Awards, are subject to adjustment as provided in the LTIP for stock splits, stock dividends, recapitalizations and other similar events.

The Shares subject to any Award that expires, or is forfeited, cancelled or becomes unexercisable, will again be available for subsequent Awards, except as prohibited by law. In addition, future Awards may occur with respect to Shares that the Company refrains from otherwise delivering pursuant to an Award as payment of either the exercise price of an Award or applicable withholding and employment taxes.

Administration

Either the Board of Directors or a committee appointed by the Board will administer the LTIP. The Board of Directors and any committee exercising discretion under the LTIP from time to time are referred to as the “Committee.” As of March 31, 2004, the Personnel and Compensation Committee of the Board of Directors is currently acting as the Committee for purposes of the LTIP. The Board of Directors may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee. To the extent permitted by law, the Committee may authorize one or more persons who are reporting persons for purposes of Rule 16b-3 under the Exchange Act (or other officers) to make Awards to eligible persons who are not reporting persons for purposes of Rule 16b-3 under the Exchange Act (or other officers whom the Company has specifically authorized to make Awards). With respect to decisions involving an Award intended to satisfy the requirements of Code section 162(m), the Committee is to consist of two or more directors who are “outside directors” for purposes of that code section. The Committee may delegate administrative functions to individuals who are reporting persons for purposes of Rule 16b-3 of the Exchange Act, officers or employees of the Company or its affiliates.

Subject to the terms of the LTIP, the Committee has express authority to determine the Eligible Persons who will receive Awards, the number of Shares, units, or SARs to be covered by each Award, and the terms and conditions of Awards. The Committee has broad discretion to prescribe, amend, and rescind rules relating to the LTIP and its administration, to interpret and construe the LTIP and the terms of all Award agreements, and to take all actions necessary or advisable to administer the LTIP. Within the limits of the LTIP, the Committee may accelerate the vesting of any Awards, and may modify, replace, cancel, or renew them. In addition, the Committee may under certain circumstances buy-out options or SARs, or reduce the exercise price for outstanding options or SARs.

The LTIP provides that the Company and its affiliates will indemnify members of the Committee and their delegates against any claims, liabilities, or costs arising from the good faith performance of their duties under the LTIP. The LTIP releases these individuals from liability for good faith actions associated with the LTIP’s administration.

Eligibility

The Committee may grant options that are intended to qualify as incentive stock options (“ISOs”) only to employees, and may grant all other Awards to Eligible Persons. The LTIP and the discussion below use the term “Participant” to refer to an Eligible Person who has received an Award.

The LTIP provides that no more than 200,000 Shares may be issued pursuant to Awards under the LTIP, with that amount also serving as the per-person limit on Awards. As of March 31, 2004, substantially all of the approximately 125 employees (including officers) of the Company and its affiliates and the Company’s six non-employee directors would have been eligible to participate in the LTIP.

Options

Options granted under the LTIP provide Participants with the right to purchase Shares at a predetermined exercise price. The Committee may grant options that are intended to qualify as ISOs, or options that are not intended to so qualify (“Non-ISOs”). The LTIP also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceed $100,000 (based upon the fair market value of the Shares on the option grant date).

Share Appreciation Rights (SARs)

A share appreciation right generally permits a Participant who receives it to receive, upon exercise, cash and/or Shares equal in value to the excess of (i) the fair market value, on the date of exercise, of the Shares with respect to which the SAR is being exercised, over (ii) the exercise price of the SAR for such shares. The Committee may grant SARs in tandem with options, or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

Exercise Price for Options and SARs

The exercise price of Non-ISOs and SARs may not be less than 50% of the fair market value on the grant date of the Shares subject to the award. The exercise price of ISOs may not be less than 110% of the fair market value on the grant date of the underlying Shares subject to the Award for Participants who own more than ten percent of our Shares on the grant date. For ISOs granted to other Participants and for options intended to be exempt from Code section 162(m) limitations, the exercise price may not be less than 100% of the fair market value of the underlying Shares on the grant date.

As of March 31, 2004, the closing price of an Ordinary Share on The Nasdaq Stock Market was $17.25 per share.

Exercise of Options and SARs

To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain Shares, and cashless exercise under a program the Committee approves.

The term over which Participants may exercise options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding Shares).

Restricted Shares, Restricted Share Units and Deferred Share Units

Under the LTIP, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met and may also grant restricted share units which represent the right to receive Shares after certain vesting requirements are met. The LTIP provides the Committee with discretion to determine the terms and conditions under which a Participant’s interests in such Awards becomes vested. The LTIP provides for deferred share units in order to permit certain directors, consultants, or select members of management to defer their receipt of compensation payable in cash or Shares (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive Shares.

Whenever Shares are released pursuant to the vesting of restricted shares (or the shares underlying the restricted share units are issued), the Participant will be entitled to receive additional Shares that reflect any stock dividends that the Company’s stockholders received between the date of the Award and issuance or release of the Shares. Likewise, a Participant will be entitled to receive a cash payment reflecting cash dividends paid to the Company’s stockholders during the same period. Such cash dividends will accrue interest, at 5% per annum, from their payment date to the Company’s stockholders until paid in cash when the Shares to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.

Performance Awards

The LTIP authorizes the Committee to grant performance-based awards in the form of Performance Units that the Committee may, or may not, designate as “Performance Compensation Awards” that are intended to be exempt from Code section 162(m) limitations. In either case, Performance Awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company, or any affiliate. Performance Awards are payable in Shares, cash, or some combination of the two; subject to an individual Participant limit of $100,000 and 10,000 Shares per performance period. The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.

With respect to Performance Compensation Awards, the LTIP requires that the Committee specify in writing the performance period to which the Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Code section 162(m).

Under the LTIP, the possible performance measures for Performance Compensation Awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

Income Tax Withholding

As a condition for the issuance of Shares pursuant to Awards, the LTIP requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the Award or the issuance of Shares.

Transferability

Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members, or related trusts, or as otherwise approved by the Committee for a select group of management or highly compensated employees.

Certain Corporate Transactions

The Committee may equitably adjust the number of shares covered by each outstanding Award, and the number of shares that have been authorized for issuance under the LTIP but as to which no Awards have yet been granted or that have been returned to the LTIP upon cancellation, forfeiture, or expiration of an Award, as well as the price per share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the LTIP such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities will not require the consent of any person who is granted options pursuant to the LTIP.

In addition, in the event of a Change in Control (as defined in the LTIP) or beforehand, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions unless an Award provides otherwise: (i) arrange for or otherwise provide that each outstanding Award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation; (ii) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right; or (iii) arrange or otherwise provide for payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards.

Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated (as defined in the LTIP) by the successor corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination.

In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding Award to reflect the effect of such distribution. Finally, if the Company dissolves or liquidates, all Awards will immediately terminate, subject to the ability of the Board to exercise any discretion that the Board may exercise in the case of a Change in Control.

Term of LTIP; Amendments and Termination

The term of the LTIP is ten years from March 17, 2004, the date it was approved by the Board. The Board of Directors may from time to time, amend, alter, suspend, discontinue, or terminate the LTIP; provided that no amendment, suspension, or termination of the LTIP shall materially and adversely affect Awards already granted unless it relates to an adjustment pursuant to certain transactions that change the Company’s capitalization or it is otherwise mutually agreed between the Participant and the Committee. Notwithstanding the foregoing, the Committee may amend the LTIP to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

Expected Tax Consequences

The following is a brief summary of certain tax consequences of certain transactions under the LTIP. This summary is not intended to be complete and does not describe state or local tax consequences.

United States Tax Laws. Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to Awards (subject to the Participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For Participants, the expected U.S. tax consequences of Awards are as follows:

Non-ISOs. A Participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the Participant will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the Shares issued to the Participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

ISOs. A Participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the Participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the Shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (i) the Participant recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price for the ISO and (ii) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Share Appreciation Rights. A Participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the Participant must recognize taxable compensation income in an amount equal to the value of any cash or Shares that the Participant receives.

Restricted Shares, Restricted Share Units, Defined Share Units, and Performance Awards. In general, a Participant will not recognize income at the time of grant of restricted shares, restricted share units, deferred share units or Performance Awards, unless the Participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the award. In this event, a Participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a Participant must recognize taxable compensation income equal to the value of any cash or Shares that the Participant receives when the Award is paid out. The same tax consequences apply to Performance Awards.

Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the Participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not “performance-based” within the meaning of Code section 162(m) in certain circumstances. Finally, if a Participant makes a lifetime transfer of an Award, there will be estate and gift tax implications, but these should not affect the income tax consequences to the Company or the Participant.

General Tax Law Considerations. The preceding paragraphs are intended to be merely a summary of certain important U.S. tax law consequences concerning a grant of options under the LTIP and the disposition of shares issued thereunder in existence as of the date of this Proxy Statement. Special rules may apply to the Company’s officers, directors or greater than ten percent shareholders. Participants in the LTIP should review the current tax treatment with their individual tax advisors at the time of grant, exercise, or any other transaction relating to an Award or the underlying shares.

New Plan Benefits

The Committee will grant Awards under the LTIP at its discretion. Consequently, it is not possible to determine at this time the amount or dollar value of Awards to be provided under the LTIP, other than to note that the Committee has not granted Awards that are contingent upon the approval of the LTIP.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telegraph or telephone without additional compensation.

The Annual Report to Stockholders for the year ended December 31, 2003, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated herein by reference.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal for action at the 2005 annual meeting of stockholders, to be held on or about May 18, 2005, must forward a copy of the proposal or proposals to the Company’s secretary at 2700 Fort Campbell Boulevard, Hopkinsville, Kentucky 42240. Any such proposal or proposals intended to be presented at the 2005 annual meeting of stockholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting by December 18, 2004.

The Company’s Certificate of Incorporation provides that due notice of business to be brought before an annual meeting by a stockholder must be delivered to the Secretary of the Company not less than 30 nor more than 60 days prior to the meeting, unless notice of the date of the meeting occurs fewer than 40 days prior to the date of the meeting, in which event the Certificate of Incorporation provides that due notice of business to be brought before the meeting by a stockholder must be so received not later than the close of business on the 10th day following the day on which notice of the day of the meeting was mailed. A stockholder’s notice of new business must also set forth certain information specified in the Company’s Certificate of Incorporation concerning the business the stockholder proposes to bring before the annual meeting. New business may be proposed by any stockholder eligible to vote at an annual meeting, provided the notice is timely and complies with the informational requirements of the Certificate of Incorporation.

To be timely under the Certificate of Incorporation, a stockholder’s proposal for new business in connection with the Annual Meeting must be delivered on or before April 19, 2004. With respect to the Annual Meeting and pursuant to SEC rules, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company’s proxy statement and form of proxy, by April 19, 2004, management proxies will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in this Proxy Statement.

To be timely under the Certificate of Incorporation, a stockholder’s proposal for new business in connection with the 2005 annual meeting of stockholders must be delivered on or before April 18, 2005. With respect to the 2005 annual meeting of the stockholders and pursuant to SEC rules, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company’s proxy statement and form of proxy, by April 18, 2005, management proxies will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement.

The Company shall not be required to include in its proxy statement and proxy relating to an annual meeting, or to consider and vote upon at any such meeting, any stockholder proposal which does not meet all of the requirements established by the SEC or the Company’s Certificate of Incorporation or Bylaws in effect at the time such proposal is received. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

ANNUAL REPORT ON FORM 10-K

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, HOPFED BANCORP, INC., 2700 FORT CAMPBELL BOULEVARD, HOPKINSVILLE, KENTUCKY 42240.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ BOYD M. CLARK

BOYD M. CLARK
SECRETARY

Hopkinsville, Kentucky

April 19, 2004

Appendix A

HOPFED BANCORP, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

This Audit Committee Charter has been amended and restated by the Board of Directors of HopFed Bancorp, Inc. as of March 17, 2004. The Audit Committee of the Board shall review and reassess this Charter annually and recommend any proposed changes to the Board for approval.

I.	PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports as well as legal compliance and business ethics. Key components of fulfilling this charge include:

•	Facilitating and maintaining an open avenue of communication among the Board of Directors, the Audit Committee, management, the independent external accountants, and the internal audit staff.

•	Serving as an independent and objective party to monitor the corporation’s financial reporting process and internal control system.

•	Reviewing and appraising the efforts of the independent accountants.

•	Providing direction to and oversight of the Internal Audit function.

The function of the Audit Committee is oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management also is responsible for maintaining appropriate accounting and financial reporting principles and policies as well as internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and performing proper audits, including an audit of the Company’s annual consolidated financial statements filed on Form 10-K, and other procedures, including the filing of each quarterly report on Form 10-Q.

II.	ORGANIZATION AND COMPOSITION

The Audit Committee will be comprised of three or more directors as determined by the Board, each of whom shall be independent directors as defined in applicable rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. The members will be free from any financial, family or other material personal relationship that, in the opinion of the Board or Audit Committee members, would interfere with the exercise of his or her independence from management and the corporation. All members of the committee will be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

III.	MEETINGS

The Audit Committee will meet at least four times annually. Additional meetings may occur more frequently as circumstances dictate.

IV.	RESPONSIBILITIES AND DUTIES

The Audit Committee believes that its policies and procedures should remain flexible in order to best react to changing conditions and provide reasonable assurance to the Board that the accounting and reporting practices of the corporation are in accordance with requirements and an effective legal compliance and business ethics program exists.

The Audit Committee will fulfill its duties and responsibilities as follows:

A.	General

•	Adopt a formal written charter that is approved by the full Board of Directors that specifies scope of responsibility, process, membership, etc. The charter will be reviewed as necessary, but at least annually.

•	Maintain minutes or other records of meetings and activities.

•	Report Committee actions to the Board.

•	As part of executing the responsibility to foster open communication, the Committee will meet in separate executive sessions without members of senior management present with the Independent Accountants and the Internal Auditor to discuss matters that the Committee believes should be discussed privately.

•	Conduct or authorize investigations into matters within the Audit Committee’s scope of responsibilities. The Audit Committee shall have full access to books, records, facilities and personnel and shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

•	Establish appropriate procedures for receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees regarding questionable accounting or auditing matters.

B.	Internal Audit

•	Review and approve the annual internal audit plan and any significant changes to the internal plan.

•	Review the adequacy of internal audit staff qualifications as well as the number of internal audit staff annually.

•	Approve the Audit Charter.

•	Review the Internal Audit function of the corporation including its independence and the authority of its reporting regulations.

•	Review completed audit reports and a progress report on executing the approved internal audit plan.

•	Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit.

C.	External/Independent Accountants

•	Select, appoint, and, if necessary, discharge the independent accountants, considering independence and effectiveness, and approve fees to be paid to the independent accountants. Annually, the Committee will ensure a formal statement delineating all relationships between the accountants and the company is received from the outside accountants. The Committee will discuss with the independent accountants all significant relationships the accountants have with the corporation to determine the accountants’ independence.

•	Approve any replacement of the independent accountants.

•	Pre-approve all services to be provided by the independent accountants, including audit services and permitted audit-related and non-audit services. The Committee will not engage the independent accountants to perform specific non-audit services proscribed by law or regulation. As an alternative to pre-approving each non-audit service, the Committee may establish and disclose policies and procedures for pre-approval subject to applicable legal requirements.

•	Consult with independent accountants out of management’s presence about internal controls and the accuracy of the financial statements.

•	Meet with the independent accountants and financial management of the company to review the scope of the proposed external audit for the current year. The external audit scope shall include a requirement that the independent accountants inform the Audit Committee of any significant changes in the independent accountant’s original audit plan. The external accountants will conduct a SAS 71 Interim Financial Review of the Company’s Quarterly Reports on Form 10-Q. The Committee will review with financial management and the external accountants the Form 10-Q prior to its filing or prior to the release of earnings. The Chairman of the Committee may represent the entire Committee for the purposes of this review.

D.	Financial Statements/Internal Controls

•	Review annual financial statements with management and the independent accountants to determine that the independent auditors are satisfied with the disclosure and content of the financial statements, including the nature and extent of any significant changes in accounting principles, and approve such financial statements prior to release of the annual earnings.

•	Consider external auditors’ judgments regarding the quality and appropriateness of financial statements.

•	Make inquiries of management and external auditors concerning the adequacy of the company’s system of internal controls.

•	Advise management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

•	Advise financial management and the independent auditor to discuss with the Audit Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the company.

•	A report from the Audit Committee will be included in the annual proxy statement disclosing whether a written charter was adopted and, if so, a copy of the charter will be included at least every three years. In addition, the report must include the names of all committee members, and must include whether the committee:

*	reviewed and discussed the audited financial statements with management.
*	discussed with the auditors the matters requiring discussion by SAS 61, as amended.
*	received the written disclosures and letter from the auditors required by Independence Standards Board No. 1, and discussed with the auditors their independence.
*	based on the above, recommended to the full Board that the audited financial statements be included in the company’s Annual Report on Form 10-K.

E.	Related Party Transactions

•	conduct an appropriate review of all related party transactions (i.e. transactions required to be disclosed pursuant to Securities and Exchange Commission Regulation S-K, Item 404) for potential conflict of interest situations prior to approval of such transactions.

F.	Funding

The Company shall provide for appropriate funding of the Audit Committee, as determined by the Audit Committee for payment of:

•	compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, reviews or attest services for the Company.

•	Compensation to any advisors engaged by the Company as authorized under this Charter.

•	Ordinary administrative expenses of the Audit Committee that is necessary or appropriate to carry out its duties.

Appendix B

HOPFED BANCORP, INC.

2004 LONG-TERM INCENTIVE PLAN

1.	Establishment, Purpose, and Types of Awards

HopFed Bancorp, Inc., a Delaware corporation (the “Company”) hereby establishes an incentive compensation plan to be known as the HopFed Bancorp, Inc. 2004 Long-Term Incentive Plan” (hereinafter referred to as the “Plan”), for the purpose of attracting, retaining and motivating select employees, officers, directors, advisors, and consultants for the Company and its Affiliates and to provide incentives and awards for superior performance.

The Plan permits the granting of the following types of awards (“Awards”), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Share Appreciation Rights
Section 8	Restricted Shares and Restricted Share Units
Section 9	Deferred Share Units
Section 10	Performance Awards

The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2.	Defined Terms

that is independent of this Plan.

Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.	Shares Subject to the Plan

Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue is (i) 200,000 Shares for all Awards, and (ii) 200,000 Shares for Awards in a form other than Options and SARs. For all Awards, these Shares may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.

Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting, or distribution of an Award. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares granted pursuant to Awards (whether or not Shares are issued pursuant to such Awards); provided that any Shares that are either purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award shall be available for issuance pursuant to ISO Awards.

4.	Administration

(a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of a Committee, the Board shall function as the Committee for all purposes of the Plan.

(b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

(ii) to determine, from time to time, the Fair Market Value of Shares;

(iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, renewed or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

(vi) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

(vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

(d) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.

(e) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5.	Eligibility

(a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees), and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

(b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.

(c) Limits on Awards. No Participant may receive Options and SARs that relate to more than 40,000 Shares. The Committee will adjust these limitations pursuant to Section 13 below. Non-employee board members shall be limited to 50,000 shares in the aggregate.

(d) Replacement Awards. The Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option unless either the new grant will not create any material financial expense for the Company or the Company’s shareholders approve the grant itself or the program under which it is made pursuant to the Plan.

6.	Option Awards

(a) Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

(b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

(c) Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

(d) Exercise Price. The exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, subject to the following special rules:

(i) ISOs. If an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on such Grant Date. If an ISO is granted to any other Employee, the per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

(ii) Non-ISOs. The per Share exercise price for the Shares to be issued pursuant to the exercise of a Non-ISO shall not be less than 50% of the Fair Market Value per Share on the Grant Date.

(iii) Named Executives. The per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date of an Option if (A) on such Grant Date, the Participant is subject to the limitations set forth in Section 162(m) of the Code, and (B) the grant is intended to qualify as performance-based compensation under Section 162(m) of the Code.

(iv) Repricing. The Committee may at any time unilaterally reduce the exercise price for any Option, but only if (I) the reduction will not cause material financial expense for the Company, and (II) the Committee promptly provides a written notice to any Participant affected by the reduction.

(e) Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

(f) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

(g) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i) cash or check payable to the Company (in U.S. dollars);

(ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other longer period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

(iii) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

(iv) any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

(h) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

(i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 30 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii) Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her “disability” within the meaning of Section 22(e)(3) of the Code, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii) Retirement. In the event of termination of a Participant’s Continuous Service as a result of Participant’s retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iv) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

(v) Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

(i) Reverse Vesting. The Plan Administrator in its discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Share Units having analogous vesting restrictions to the unvested Options.

(j) Buyout Provisions. The Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made. In addition, if the Fair Market Value for Shares subject to an Option is more than 33% below their exercise price for more than 30 consecutive business days, the Committee may unilaterally terminate and cancel the Option either (i) by paying the Participant, in cash or Shares, an amount not less than the Black-Scholes value of the vested portion of the Option, or (ii) by irrevocably committing to grant a new Option, on a designated date more than six months after such termination and cancellation of such Option (but only if the Participant’s Continuous Service has not terminated prior to such designated date), on substantially the same terms as the cancelled Option, provided that the per Share exercise price for the new Option shall equal the per Share Fair Market Value of a Share on the date the new grant occurs.

7.	Share Appreciate Rights (SARs)

(a) Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:

(i) SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

(ii) SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

(iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company’s shareholders generally in connection with the event.

(b) Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 50% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. The exercise price of an SAR shall be subject to the special rules on pricing contained in paragraphs (iii) and (iv) of Section 6(d) hereof.

(c) Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

(d) Effect on Available Shares. To the extent that an SAR is exercised, only the actual number of delivered Shares (if any) will be charged against the maximum number of Shares that may be delivered pursuant to Awards under this Plan. The number of Shares subject to the SAR and the related Option of the Participant will, however, be reduced by the number of underlying Shares as to which the exercise relates, unless the Award Agreement otherwise provides.

(e) Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying –

(i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

(ii) the number of Shares with respect to which the SAR has been exercised.

Notwithstanding the foregoing, an SAR granted independently of an Option may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence.

(f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares. In any event, cash shall be paid in lieu of fractional Shares. Absent a contrary determination by the Committee, all SARs shall be settled in cash as soon as practicable after exercise. Notwithstanding the foregoing, the Committee may, in an Award Agreement, determine the maximum amount of cash or Shares or combination thereof that may be delivered upon exercise of an SAR.

(g) Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant’s Continuous Service.

(h) Repricing and Buy-out. The Committee has the same discretion to reprice and to buy-out SARs as it has to take such actions with respect to Options.

8.	Restricted Shares and Restricted Share Units

(a) Grants. The Committee may in its discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any) and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions.

(b) Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted

Shares or the Shares subject to Restricted Share Units will become vested, but shall not in the absence of extraordinary circumstances provide for the vesting of these Awards at a rate more favorable to the Participant than with respect to 25% of the underlying Shares per year of Continuous Service after the date of the Award. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

(c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

(d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

(e) Dividends payable on Vesting. Whenever Shares are issued to a Participant or duly-authorized transferee under Section 8(d) above pursuant to the vesting of Restricted Shares or the Shares underlying Restricted Share Units, such Participant or duly-authorized transferee shall also be entitled to receive, with respect to each Share issued, an amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

(f) Section 83(b) Elections. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make an election under Section 83(b) of the Code with respect to the Shares subject to such Restricted Share Units (the “Section 83(b) Election”), the Committee may in its discretion convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award.

(g) Deferral Elections. At any time within the calendar year in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of either Restricted Shares or Restricted Share Units, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above. Notwithstanding the foregoing, Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

9.	Deferred Share Units

(a) Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including Restricted Shares for which a Section 83(b) Election has not been made, and Shares subject to Restricted Share Units), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect five business days after its delivery to the Company, unless during such five business day period the Company sends the Participant a written notice explaining why the Election Form is invalid. Notwithstanding the foregoing sentence, Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form.

(b) Vesting. Each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

(c) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service terminates, unless –

(i) the Participant has properly elected a different form of distribution, on a form approved by the Committee that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant’s Continuous Service, and

(ii) the Company has received the Participant’s distribution election form either more than 90 days before a Change in Control, or more than one year before the date on which the Participant’s Continuous Service terminates for any reason other than death, or before the Participant’s death.

Fractional shares shall not be issued, and instead shall be paid out in cash.

(d) Crediting of Dividends. Whenever Shares are issued to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

(e) Hardship Withdrawals. In the event a Participant suffers an unforeseeable hardship within the contemplation of this Section 9(e), the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant’s Deferred Share Units. The hardship must result from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, casualty loss of property, or other similar conditions beyond the control of the Participant. Examples of purposes which are not considered hardships include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the hardship could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s financial hardship. The Committee shall determine whether a Participant has a qualifying hardship and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

(f) Unsecured Rights to Deferred Compensation. A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10.	Performance Awards

(a) Performance Units. The Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award. A Performance Unit is an Award which is based on the achievement of specific goals with respect to the Company or any Affiliate or individual performance of the Participant, or a combination thereof, over a specified period of time. The maximum Performance Unit compensation that may be paid to any one

Participant with respect to any one Performance Period (hereinafter defined) shall be 10,000 Shares and $100,000 in cash.

(b) Performance Compensation Awards. The Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award are achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance. The maximum Performance Compensation Award for any one Participant for any one Performance Period shall be 10,000 Shares and $100,000 in cash.

(c) Definitions.

(i) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii) “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

11.	Taxes

(a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

(c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).

(d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

12.	Non-Transferability of Awards

(a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee for a select group of management or highly compensated Employees, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a disabled Participant, or a transferee permitted by this Section 12.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that the Award may be transferred by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to charitable institutions, the Participant’s “Immediate Family” (as defined below), on such terms and conditions as the Committee deems appropriate. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13.	Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions

(a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted options pursuant to the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of Shares subject to any Award.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the discretion of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c) Change in Control. In the event of a Change in Control (or beforehand through an Award Agreement or modification of an Award Agreement), the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any Participant (subject to the specific commitments made in any Award Agreement) with respect to his or her outstanding Awards, take one or more of the following actions:

(i) arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”);

(ii) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right; or

(iii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards.

(d) Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination.

(e) Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14.	Time of Granting Awards.

The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

15.	Modification of Awards and Substitution of Options.

(a) Modification, Extension, and Renewal of Awards. Within the limitations of the Plan and any Award Agreement, the Committee may modify an Award, to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards, or to accept the cancellation of outstanding Awards to the extent not previously exercised either for the granting of new Awards or for other consideration in substitution or replacement thereof.

(b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new Option does not give persons additional benefits, including any extension of the exercise period.

16.	Term of Plan.

The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17.	Amendment and Termination of the Plan.

(a) Authority to Amend or Terminate. Subject to Applicable Law, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

(b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18.	Conditions Upon Issuance of Shares.

Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19.	Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.	Effective Date.

This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company’s shareholders for approval, and if not approved by the shareholders within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the shareholders shall be granted subject to such approval and no Shares shall be distributed before such approval.

21.	Controlling Law.

All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Delaware, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22.	Laws And Regulations.

(a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

(b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans applicable to particular locations and countries.

23. No Shareholder Rights. Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24. No Employment Rights. The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

HOPFED BANCORP, INC.

2004 LONG-TERM INCENTIVE PLAN

Appendix A: Definitions

As used in the Plan, the following definitions shall apply:

“Affiliate” means any entity, including any “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, which together with the Company is under common control within the meaning of Section 414 of the Code.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, a Deferred Share Unit and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Board” means the Board of Directors of the Company.

“Cause” for termination of a Participant’s Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful and failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” means any of the following:

(a) Approval by the stockholders of the Company of the dissolution or liquidation of the Company;

(b) Approval by the stockholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Company immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Company’s securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by Affiliates of the Company);

(c) Approval by the stockholders of the Company of the sale of substantially all of the Company’s business and/or assets to a person or entity that is not an Affiliate of the Company;

(d) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a person that is a stockholder of the Company on the Effective Date, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 10% of the combined voting power of the Company’s then outstanding securities entitled to then vote generally in the election of directors of the Company; or

(e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code.

“Company” means HopFed Bancorp, Inc., a Delaware corporation.

“Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

“Deferred Share Units” mean Awards pursuant to Section 9 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”), on the

Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

“Grant Date” has the meaning set forth in Section 14 of the Plan.

“Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

“Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

“Option” means any stock option granted pursuant to Section 6 of the Plan.

“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

“Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

“Performance Compensation Awards” mean Awards granted pursuant to Section 10(b) of the Plan.

“Performance Unit” means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Plan” means this HopFed Bancorp, Inc. 2004 Long-term Incentive Plan.

“Reporting Person” means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

“Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.

“Restricted Share Units” mean Awards pursuant to Section 8 of the Plan.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7 of the Plan.

“Share” means an ordinary voting share of the Company, as adjusted in accordance with Section 13 of the Plan.

“Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

REVOCABLE PROXY

HOPFED BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 19, 2004

The undersigned stockholder of HopFed Bancorp, Inc. (the “Company”) hereby appoints John E. Peck and Kerry B. Harvey, or either of them, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Hopkinsville—Christian County Conference and Convention Center, 303 Conference Center Drive, Hopkinsville, Kentucky on Wednesday, May 19, 2004 at 3:00 p.m., local time, and at any and all adjournments thereof, as indicated below and as determined by a majority of the Board of Directors with respect to such other matters as may come before the Annual Meeting.

	FOR	VOTE WITHHELD	FOR ALL EXCEPT

1. Election as directors of all nominees listed below (except as marked to the contray)	☐	☐	☐

WD Kelley

Thomas I. Miller

Walton G. Ezell

INSTRUCTION: To withhold authority to

vote for any individual nominee, mark

“FOR ALL EXCEPT” and write that

nominee’s name in the space provided below.

                                _______________________________________

II.	Approval of the HopFed Bancorp, Inc. 2004 Long-Term Incentive Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

III.	Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting.

The undersigned stockholder acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement, and the Annual Report to Stockholders.

Dated:                  , 2004

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE ACT PROMPTLY

SIGN, DATE AND MAIL YOUR PROXY CARD TODAY